Exhibit 99.1

Stockholder Notice

NOTICE REQUIRED BY SECTION 204(g) OF THE DELAWARE GENERAL CORPORATION LAW

To the Stockholders of CXApp Inc. (“CXApp” or the “Company”):

On March 10, 2023, CXApp’s stockholders approved the Company’s Second Amended and Restated Certificate of Incorporation (the “Second A&R Charter”) at the special meeting reported in CXApp’s Form 8-K filed the same day. The Second A&R Charter was intended to become effective March 14, 2023, but, due solely to a clerical omission, it was not filed with the Delaware Secretary of State. On August 4, 2025, CXApp’s Board of Directors adopted, by unanimous written consent, resolutions (the “Resolutions”) determining that the failure to file was a “defective corporate act” under Section 204 of the Delaware General Corporation Law (“DGCL”) and ratifying that act.

The Company simultaneously filed with the Delaware Secretary of State a Certificate of Validation (the “Certificate”) that (i) now places the Second A&R Charter on file and (ii) makes it effective as of 5:00 p.m. (Eastern) on March 14, 2023.

As provided in DGCL Section 204(f):

●	The Second A&R Charter is deemed to have been validly filed and in full force and effect as of March 14, 2023; and

●	All corporate actions taken in reliance on that charter, including the authorization and issuance of shares of Class C common stock, are validated and no longer void or voidable by reason of the prior failure to file.

Under DGCL Section 204(g), any claim that the failure to file, or any action taken in reliance on the Second A&R Charter, is void or voidable must be brought in the Delaware Court of Chancery within 120 days of August, 4 2025 (the “Notice Date”). After that deadline, such claims are barred.

In accordance with DGCL Section 204(g), copies of (i) the resolutions of CXApp’s Board of Directors ratifying the failure to file, (ii) Section 204 of the DGCL, and (iii) Section 205 of the DGCL are attached to this notice.

You are not required to take any action in response to this notice. This communication is required by DGCL Section 204(g) and is being provided via the Company’s Form 8-K in accordance with that statute.

Sincerely,

Khurram P. Sheikh

CXApp Inc.

Date: August 4, 2025	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman and Chief Executive Officer

ACTION BY UNANIMOUS WRITTEN CONSENT
OF
THE BOARD OF DIRECTORS
OF
CXAPP INC.

August 4, 2025

The undersigned, being all the members of the board of directors (the “Board”) of CXApp Inc., a Delaware corporation (the “Company”), acting in accordance with Section 141(f) of the Delaware General Corporation Law (the “DGCL”), hereby consent in writing to the adoption of the following resolutions, such action to have the same force and effect as a unanimous vote of the Board at a meeting duly called and held:

Ratification of Defective Corporate Act

WHEREAS, on March 10, 2023, the Board and the Company’s stockholders duly adopted and approved the Company’s Second Amended and Restated Certificate of Incorporation (the “Second A&R Charter”), to be effective on March 14, 2023, a copy of which is attached hereto as Exhibit A;

WHEREAS, due solely to clerical error, the Second A&R Charter was not filed with the Delaware Secretary of State and such omission constitutes a “defective corporate act” within the meaning of DGCL Section 204 (the “Defective Corporate Act”);

WHEREAS, since March 14, 2023 the Company has taken various corporate actions, including the issuance of shares of Class C Common Stock, in reliance on the Second A&R Charter, and, once the Second A&R Charter is validated as of March 14, 2023 pursuant to DGCL Section 204, all such actions will be automatically validated under DGCL Section 204(f);

WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders to ratify and validate the Second A&R Charter, and, by operation of DGCL Section 204(f), each subsequent act taken in reliance thereon;

WHEREAS, the Board desires to authorize and instruct the Company’s management to deliver to the Company’s stockholders, by means of a Current Report on Form 8-K filed pursuant to DGCL Section 204(g), notice of the corrective action described herein in the form attached hereto as Exhibit B (the “Stockholder Notice”);

NOW, THEREFORE, BE IT

RESOLVED, that the Board hereby determines that the Defective Corporate Act occurred on or about March 14, 2023 and is subject to ratification pursuant to DGCL Section 204;

RESOLVED FURTHER, that, pursuant to DGCL Section 204(b)(1), the Second A&R Charter is hereby ratified, approved, validated, and confirmed in all respects, effective as of March 14, 2023 (the “Validation Effective Time”);

RESOLVED FURTHER, that, pursuant to DGCL Section 204(f), every corporate action taken by or on behalf of the Company from and after the Validation Effective Time in reliance on the Second A&R Charter, including, without limitation, the issuance of shares of Class C Common Stock, is, and upon the Validation Effective Time shall remain, valid and effective in all respects;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to prepare, execute and file with the Delaware Secretary of State a Certificate of Validation pursuant to DGCL Section 204 in substantially the form attached hereto as Exhibit C (with such changes as the officer executing the same shall approve, such approval to be conclusively evidenced by such execution and filing);

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, within the time prescribed by DGCL Section 204(g), to give the required stockholder notice of the ratification and filing of the Certificate of Validation, which notice shall be effected by preparing, executing and filing on behalf of the Company a Current Report on Form 8-K with the U.S. Securities and Exchange Commission, including the Certificate of Validation as an exhibit, which Form 8-K shall constitute and satisfy the notice required by DGCL Section 204(g); and

RESOLVED FURTHER, that the Stockholder Notice is hereby approved in all material respects, and management is instructed to deliver such Stockholder Notice, together with a copy of these resolutions and any other documents required under DGCL Section 204, to all current stockholders of the Company and to those who were stockholders at the time of the Defective Corporate Act; the Stockholder Notice shall be provided by inclusion in the Form 8-K referenced above, which shall constitute notice for purposes of DGCL Section 204(g).

General Authority

RESOLVED, that any specific resolutions that may be required to have been adopted by the Board in connection with the actions contemplated by the foregoing resolutions be, and the same hereby are, adopted, and that each appropriate officer of the Company be, and hereby is, authorized in the name and on behalf of the Company to certify as to the adoption of any and all such resolutions;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to execute and deliver, or to cause to be executed and delivered, all such other agreements, instruments, certificates and documents, to do or cause to be done all such further acts and things, and to pay or cause to be paid all necessary fees and expenses (including, without limitation, legal, financial advisory and auditors’ fees and expenses), as they or any of them may deem necessary or advisable to effectuate the purpose and intent of the foregoing resolutions, such approval to be conclusively evidenced by the taking of any such action or the execution and delivery of any such instrument by such officer; and

RESOLVED FURTHER, that any and all action heretofore taken by any director, officer, employee or agent of the Company, on or prior to the date of the adoption of the foregoing resolutions, in connection with the documents and actions referred to or contemplated by the foregoing resolutions are hereby ratified, approved and confirmed as acts on behalf of the Company.

§ 204. Ratification of defective corporate acts and stock
[For application of this section, see 80 Del. Laws, c. 40, § 16, and 81 Del. Laws, c. 354, § 16].

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b) (1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) (A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(B) Such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2) As of the adoption of the resolutions of the board of directors adopted pursuant to paragraph (b)(1) of this section, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d) (1) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation.

(2) The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation.

(3) The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time.

(4) At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

a. If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

b. The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

c. In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

(5) Shares of putative stock as of the adoption by the board of directors of resolutions pursuant to paragraph (b)(1) of this section (and without giving effect to any ratification that becomes effective after such adoption) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) (1) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, and either (i) such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate) or (ii) a certificate was not previously filed under § 103 of this title in respect of the defective corporate act, then, in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title.

(2) A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue.

(3) The certificate of validation shall set forth:

a. That the corporation has ratified 1 or more defective corporate acts that would have required the filing of a certificate under § 103 of this title;

b. That each such defective corporate act has been ratified in accordance with this section; and

c. The information required by 1 of the following paragraphs:

1. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth:

A. The name, title and filing date of the certificate so previously filed and of any certificate of correction thereto;

B. A statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation; and

C. The date and time that such certificate shall be deemed to have become effective pursuant to this section; or

2. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth:

A. A statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and

B. The date and time that such certificate shall be deemed to have become effective pursuant to this section.

(4) A certificate attached to a certificate of validation need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting and the record date for determining the stockholders entitled to notice of such meeting had been the date for determining the stockholders entitled to notice under the first sentence of this subsection other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time,” with respect to any defective corporate act ratified pursuant to this section, means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, immediately following the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

79 Del. Laws, c. 72, § 4;  80 Del. Laws, c. 40, § 8;  81 Del. Laws, c. 354, §§ 4-8;  84 Del. Laws, c. 98, § 5;

§ 205. Proceedings regarding validity of defective corporate acts and stock
[For application of this section, see 80 Del. Laws, c. 40, § 16].

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

79 Del. Laws, c. 72, § 5;  80 Del. Laws, c. 40, § 9;